DDJ OPPORTUNISTIC HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS

June 30, 2020 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (0.33%)
Consumer Discretionary (0.05%)
American Tire Distributors(a)(b)(c)(d)(e)	2,940	$42,777

Materials (0.28%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	101,612
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	119,014
Total Materials		220,626

TOTAL COMMON STOCKS
(Cost $299,737)		263,403

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (32.02%)
Communications (3.51%)
MH Sub I LLC, Series Amendment No. 2 Initial(f)	1M US L + 7.50%, 1.00% Floor	9/15/2025	$2,231,443	$2,136,618
Ten-X LLC(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	525,954	495,383
Ten-X LLC, Series Senior Secured(a)(d)(e)(f)	1M US L + 8.00%, 1.00% Floor	9/29/2025	180,000	180,000
Total Communications				2,812,001

Consumer Discretionary (0.92%)
18 Fremont Street Acquisition LLC(f)	3M US L + 8.00%, 1.50% Floor	8/9/2025	786,727	702,154
American Tire Distributors, Inc., Series Initial (DIP)(e)(f)(g)	Cash L + 6.00 + PIK 1.0%, 1.00% Floor	9/1/2023	25,705	23,734
American Tire Distributors, Inc., Series Initial(e)(f)(g)	Cash L + 6.50 + PIK 1.50%, 1.00% Floor	9/2/2024	16,881	11,286
Total Consumer Discretionary				737,174

Consumer, Cyclical (2.03%)
DexKo Global, Inc., Series B(a)(f)	3M US L + 8.25%	7/24/2025	238,910	216,214
Truck Hero, Inc., Series Initial(a)(f)	1M US L + 8.25%, 1.00% Floor	4/21/2025	260,000	241,800
Truck Hero, Inc., Series Initial(f)	1M US L + 3.75%	4/22/2024	1,271,566	1,163,884
Total Consumer, Cyclical				1,621,898

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (9.38%)
ATI Holdings Acquisition, Inc., Series Initial(f)(h)	L + 4.25%, 1.00% Floor	5/10/2023	$320,000	$277,201
Aveanna Healthcare LLC, Series Initial(f)	L + 4.25%, 1.00% Floor	3/18/2024	1,394,820	1,243,719
Aveanna Healthcare LLC, Series Initial(a)(d)(f)	1M US L + 8.00%, 1.00% Floor	3/17/2025	120,000	102,000
Aveanna Healthcare LLC, Series Initial New(f)	1M US L + 5.50%, 1.00% Floor	3/18/2024	486,007	436,809
Dentalcorp Health Services ULC, Series Initial(f)	1M US L + 7.50%, 1.00% Floor	6/8/2026	230,000	189,750
IRI Holdings, Inc., Series Initial(f)	3M US L + 4.25%	12/1/2025	676,566	644,429
Kronos Acquisition Intermediate, Inc., Series Initial(f)	2M US L + 4.00%, 1.00% Floor	5/15/2023	2,000,000	1,911,130
KUEHG Corp, Series Tranche B(a)(f)	3M US L + 8.25%, 1.00% Floor	8/22/2025	780,000	624,000
KUEHG Corp., Series B-3(f)	3M US L + 3.75%, 1.00% Floor	2/21/2025	618,422	529,855
Lanai Holdings III, Inc., Series Initial(a)(d)(e)(f)	3M US L + 8.50%, 1.00% Floor	8/28/2023	163,433	106,232
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 3.25%, 1.00% Floor	3/13/2025	379,031	335,559
Learning Care Group No. 2, Inc., Series Initial(a)(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	110,000	82,500
Packaging Coordinators Midco, Inc., Series Initial(f)	3M US L + 4.00%, 1.00% Floor	6/30/2023	292,127	286,892
Packaging Coordinators Midco, Inc., Series Initial(f)	3M US L + 8.75%, 1.00% Floor	7/1/2024	540,000	530,550
Parfums Holding Co., Inc., Series Initial(f)	3M US L + 8.75%, 1.00% Floor	6/30/2025	250,000	216,055
Total Consumer, Non-cyclical				7,516,681

Energy (0.94%)
Encino Acquisition Partners Holdings LLC, Series Initial(f)	1M US L + 6.75%, 1.00% Floor	10/29/2025	1,030,000	751,900

Financials (5.34%)
Asurion LLC, Series Replacement B-2(f)	1M US L + 6.50%	8/4/2025	3,645,000	3,635,887
Granite US Holdings Corp., Series B(a)(f)	3M US L + 5.25%	9/30/2026	516,100	454,168
Masergy Holdings, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	12/16/2024	125,585	114,911
Zest Acquisition Corp., Series Initial(a)(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	90,000	73,350
Total Financials				4,278,316

Industrials (6.60%)
Brand Energy & Infrastructure Services, Inc., Series Initial(f)	3M US L + 4.25%, 1.00% Floor	6/21/2024	1,053,702	968,526
Deliver Buyer, Inc., Series Senior Secured(f)	3M US L + 5.00%, 1.00% Floor	5/1/2024	2,112,696	1,994,745
Engineered Machinery Holdings, Inc., Series Initial(f)	3M US L + 7.25%, 1.00% Floor	7/18/2025	955,812	895,625
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(f)	3M US L + 4.25%, 1.00% Floor	7/19/2024	1,183,990	1,136,630
Utex Industries, Inc., Series Initial(e)(f)	1M US L + 7.25%, 1.00% Floor	5/20/2022	460,000	62,100
Utex Industries, Inc. - Initial Loan (First Lien), Series Initial(e)(f)	1M US L + 4.00%, 1.00% Floor	5/22/2021	825,993	230,588
Total Industrials				5,288,214

Technology (3.30%)
Dun & Bradstreet Corp., Series Initial Borrowing(f)	1M US L + 4.00%	2/6/2026	718,200	701,591
Evergreen Skills Lux S.À R.L., Series Initial(e)(f)(i)	6M US L + 4.75%, 1.00% Floor	4/28/2021	1,870,878	1,175,473
Peak 10 Holding Corp., Series Initial(f)	3M US L + 7.25%, 1.00% Floor	8/1/2025	140,000	62,241
TierPoint LLC, Series Initial(f)(h)	1M US L + 3.75%, 1.00% Floor	5/6/2024	737,103	705,448
Total Technology				2,644,753

TOTAL BANK LOANS
(Cost $27,485,739)				25,650,937

	Rate	Maturity Date	Principal Amount	Value (Note 2)
HIGH YIELD BONDS AND NOTES (65.80%)
Basic Materials (12.46%)
Allegheny Technologies, Inc.	7.875%	8/15/2023	$140,000	$143,690
Allegheny Technologies, Inc.	5.875%	12/1/2027	180,000	167,710
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(j)	8.750%	7/15/2026	2,060,000	2,023,569
Big River Steel LLC / BRS Finance Corp.(j)	7.250%	9/1/2025	2,150,000	2,059,947
Century Aluminum Co.(j)	7.500%	6/1/2021	2,250,000	2,252,025
Century Aluminum Co., Series AI(g)	Cash 10.00% + PIK 2.00%	7/1/2025	1,440,000	1,454,400
Cornerstone Chemical Co.(j)	6.750%	8/15/2024	640,000	578,333
Joseph T Ryerson & Son, Inc.(j)	11.000%	5/15/2022	1,250,000	1,280,481
Northwest Acquisitions ULC / Dominion Finco, Inc.(e)(i)(j)	7.125%	11/1/2022	1,650,000	18,975
Total Basic Materials				9,979,130

Communications (5.89%)
CCO Holdings LLC / CCO Holdings Capital Corp.(j)	5.000%	2/1/2028	300,000	310,050
GTT Communications, Inc.(j)	7.875%	12/31/2024	1,970,000	1,040,406
Sirius XM Radio, Inc.(j)	5.375%	7/15/2026	1,300,000	1,346,664
Urban One, Inc.(j)	7.375%	4/15/2022	1,210,000	1,081,153
ViaSat, Inc.(j)	5.625%	9/15/2025	980,000	940,903
Total Communications				4,719,176

Consumer, Cyclical (6.19%)
Carlson Travel, Inc.(e)(j)	9.500%	12/15/2024	1,515,000	672,122
Ford Motor Co.	7.450%	7/16/2031	1,010,000	1,066,888
Ford Motor Co.	9.000%	4/22/2025	350,000	379,094
Ford Motor Co.	9.625%	4/22/2030	1,250,000	1,482,719
Sportsnet(a)(c)(d)(e)	10.250%	1/15/2025	100,000	101,250
SRS Distribution, Inc.(j)	8.250%	7/1/2026	750,000	763,920
Viking Cruises, Ltd.(j)	5.875%	9/15/2027	830,000	496,079
Total Consumer, Cyclical				4,962,072

Consumer, Non-cyclical (14.98%)
Acadia Healthcare Co., Inc.	5.125%	7/1/2022	990,000	990,792
AMN Healthcare, Inc.(j)	4.625%	10/1/2027	600,000	586,011
Avantor, Inc.(j)	9.000%	10/1/2025	1,590,000	1,715,212
Envision Healthcare Corp.(j)	8.750%	10/15/2026	2,540,000	1,215,542
High Ridge Brands Co.(a)(d)(e)(i)(j)	8.875%	3/15/2025	125,000	3,050
MPH Acquisition Holdings LLC(j)	7.125%	6/1/2024	570,000	532,229
One Call Corp., Series Ai(a)(d)(e)(g)	Cash 7.50% + PIK 11.00%	7/1/2024	534,849	458,189
Polaris Intermediate Corp.(g)(j)	Cash 8.50% + PIK 9.25%	12/1/2022	1,850,000	1,633,763
Simmons Foods, Inc.(j)	5.750%	11/1/2024	1,220,000	1,162,178
Surgery Center Holdings, Inc.(j)	6.750%	7/1/2025	915,000	829,123
Surgery Center Holdings, Inc.(j)	10.000%	4/15/2027	900,000	903,204
Tenet Healthcare Corp.	8.125%	4/1/2022	1,870,000	1,966,866
Total Consumer, Non-cyclical				11,996,159

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Energy (8.71%)
Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.375%	9/15/2024	$1,210,000	$1,034,689
Continental Resources, Inc.	5.000%	9/15/2022	1,300,000	1,281,234
Energy Ventures Gom LLC / EnVen Finance Corp.(j)	11.000%	2/15/2023	790,000	662,530
Hilcorp Energy I LP / Hilcorp Finance Co.(j)	5.750%	10/1/2025	760,000	648,770
Occidental Petroleum Corp.	2.700%	2/15/2023	460,000	421,475
Occidental Petroleum Corp.	3.400%	4/15/2026	930,000	764,925
Occidental Petroleum Corp.	2.700%	8/15/2022	1,090,000	1,016,747
Occidental Petroleum Corp.	8.875%	7/15/2030	310,000	310,387
Transocean, Inc.(j)	7.500%	1/15/2026	1,500,000	832,500
Total Energy				6,973,257

Financials (8.02%)
Acrisure LLC / Acrisure Finance, Inc.(j)	8.125%	2/15/2024	1,540,000	1,604,749
AssuredPartners, Inc.(j)	7.000%	8/15/2025	1,770,000	1,775,514
GTCR AP Finance, Inc.(j)	8.000%	5/15/2027	300,000	309,879
HUB International, Ltd.(j)	7.000%	5/1/2026	1,200,000	1,201,206
NFP Corp.(j)	6.875%	7/15/2025	1,590,000	1,530,733
Total Financials				6,422,081

Industrials (9.14%)
Apex Tool Group LLC / BC Mountain Finance, Inc.(j)	9.000%	2/15/2023	1,250,000	907,681
JPW Industries Holding Corp.(j)	9.000%	10/1/2024	780,000	616,118
Material Sciences Corp.(a)(c)(d)(e)(f)(g)	L + 8.25 or PIK 2.00%	1/9/2024	111,288	110,176
Plastipak Holdings, Inc.(j)	6.250%	10/15/2025	1,300,000	1,265,063
Standard Industries, Inc.(j)	5.000%	2/15/2027	260,000	264,005
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(j)	7.750%	4/15/2026	880,000	835,256
TransDigm, Inc.	6.375%	6/15/2026	1,830,000	1,675,841
Trident TPI Holdings, Inc.(j)	6.625%	11/1/2025	1,730,000	1,649,806
Total Industrials				7,323,946

Materials (0.41%)

Real Alloy Holding, Inc.(a)(c)(d)(e)(f)(g)	L + 10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	122,302	122,302
Specialty Steel Holdco, Inc.(a)(c)(d)(e)(g)	11.922% or PIK L+11.00%, 1.00% Floor%	11/15/2022	210,000	210,000
Total Materials				332,302

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $56,745,339)				52,708,123

TOTAL INVESTMENTS (98.15%)
(Cost $84,530,815)				$78,622,463

OTHER ASSETS IN EXCESS OF LIABILITIES (1.85%)				1,482,932

NET ASSETS (100.00%)				$80,105,395

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(b)	Non-income producing security.
(c)	Security deemed to be restricted as of June 30, 2020. As of June 30, 2020, the market value of restricted securities in the aggregate was $807,131, representing 1.00% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(d)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(e)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of June 30, 2020, the market value of illiquid securities in the aggregate was $3,748,880, representing 4.68% of the Fund’s net assets.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of June 30, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Payment in-kind.
(h)	All or a portion of this position has not settled as of June 30, 2020. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(i)	Security is currently in default.
(j)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2020 the market value of securities restricted under Rule 144A in the aggregate was $37,548,749, representing 46.87% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (b).

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of June 30, 2020 was 0.16%

2M US L - 2 Month LIBOR as of June 30, 2020 was 0.23%

3M US L - 3 Month LIBOR as of June 30, 2020 was 0.30%

6M US L - 6 Month LIBOR as of June 30, 2020 was 0.37%

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund’s net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
June 30, 2020 (Unaudited)

1.	ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying Portfolio of Investments was prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its Portfolio of Investments.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price, at the mean, supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$–	$–	$42,777	$42,777
Materials	–	–	220,626	220,626
Bank Loans
Communications	–	2,632,001	180,000	2,812,001
Consumer Discretionary	–	737,174	–	737,174
Consumer, Cyclical	–	1,163,884	458,014	1,621,898
Consumer, Non-cyclical	–	6,601,949	914,732	7,516,681
Energy	–	751,900	–	751,900
Financials	–	3,750,798	527,518	4,278,316
Industrials	–	5,288,214	–	5,288,214
Technology	–	2,644,753	–	2,644,753
High Yield Bonds And Notes
Basic Materials	–	9,979,130	–	9,979,130
Communications	–	4,719,176	–	4,719,176
Consumer, Cyclical	–	4,860,822	101,250	4,962,072
Consumer, Non-cyclical	–	11,534,920	461,239	11,996,159
Energy	–	6,973,257	–	6,973,257
Financials	–	6,422,081	–	6,422,081
Industrials	–	7,213,770	110,176	7,323,946
Materials	–	–	332,302	332,302
TOTAL	$–	$75,273,829	$3,348,634	$78,622,463

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	Common Stock	Bank Loans	High Yield Bonds and Notes	Total
Balance as of September 30, 2019	$324,667	$2,074,335	$947,669	$3,346,671
Accrued discount/ premium	-	15,237	8,529	23,766
Realized Gain/(Loss)	-	2,589	1,267	3,856
Change in Unrealized Appreciation/(Depreciation)	(61,263)	(446,769)	25,837	(482,195)
Purchases	-	1,097,578	33,113	1,130,691
Sales Proceeds	(1)	(93,902)	(14,498)	(108,401)
Transfer into Level 3	-	726,000	3,050	729,050
Transfer out of Level 3	-	(1,294,804)	-	(1,294,804)
Balance as of June 30, 2020	$263,403	$2,080,264	$1,004,967	$3,348,634

Information about Level 3 measurements as of June 30, 2020:

Asset Class	Market Value	Valuation Technique	Unobservable Input(s)(a)	Value/Range
Common Stock	$263,403	Discounted Cash Flow Analysis, Market Analysis	Discount Rate, EBITDA Multiple	11.7%-15.4%/7.0x-9.0x
Bank Loans	$1,692,032	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$388,232	Yield Analysis	Yield to Worst	9.0%-26.5%
High Yield Bonds and Notes	$543,727	Yield Analysis	Yield to Worst	9.8%-11.0%
High Yield Bonds and Notes	$3,050	Liquidation Analysis	Discount Rate	14.06%
High Yield Bonds and Notes	$458,190	Estimated Recovery Value	Expected Recovery Rate, Capital Structure Priority	2.44% 85.67

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Capital Structure Priority	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of June 30, 2020, the Fund held $25,650,937, or 32.02% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s investment advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

 At June 30, 2020, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Amortized Cost	Fair Value
American Tire Distributors, Inc.	Common Stocks	12/21/2018	$62,534	$42,777
Material Sciences Corp.	High Yield Bonds and Notes	7/9/2018 - 6/30/2020	111,288	110,176
Real Alloy Holding, Inc.	Common Stocks	5/31/2018	103,329	101,612
Real Alloy Holding, Inc.	High Yield Bonds and Notes	5/31/2018 - 4/7/2020	122,302	122,302
Specialty Steel Holdco Inc.	High Yield Bonds and Notes	11/15/2017	210,000	210,000
Specialty Steel Holdco, Inc.	Common Stocks	11/15/2017	133,875	119,014
Sportsnet	High Yield Bonds and Notes	12/27/2017	98,914	101,250
				$807,131

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.

Other Risk: A recent outbreak of respiratory disease caused by a novel coronavirus (COVID-19) was declared a pandemic by the World Health Organization. The epidemic has adversely affected the economies of many nations, individual companies, their securities (including equity and debt), overall employment, and the market in general in ways that cannot necessarily be foreseen at the present time. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The rapid development and fluidity of this situation precludes any prediction as its ultimate impact, which may have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.

DDJ Capital Management, LLC (“DDJ” or the “Advisor”) will continue to monitor developments relating to COVID-19, including related impacts to market conditions, as information becomes available as well as to evaluate the potential impacts, if any, on the value of the Fund’s investments.